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                                                                      EXHIBIT 24

                       REGISTRATION STATEMENT ON FORM S-4
                                POWER OF ATTORNEY



                  Each of the undersigned officers and directors of Cardinal Health, Inc., an Ohio corporation (the "Company"), which proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 or other appropriate form under the Securities Act of 1933, as amended, with respect to the merger of Boxes Merger Corp. With and into Allegiance Corporation, and the Common Shares of the Company issuable in connection therewith, hereby constitutes and appoints Robert D. Walter, George H. Bennett, Jr., and Brendan A. Ford and each of them, severally, as his/her attorney-in-fact and agent, with full power of substitution and resubstitution, in his/her name and on his/her behalf, to sign in any and all capacities such Registration Statement and any and all amendments (including post-effective amendments on Form S-4, Form S-8 or otherwise) and exhibits thereto, and any and all applications and other documents relating thereto, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

                  This Power of Attorney has been signed in the respective capacities and on the respective dates indicated below.

                                                    /s/  John C. Kane
--------------------------------------            --------------------------------------
Robert D. Walter                                  John C. Kane
Chairman, Chief Executive Officer and             Director                , 199_
Director                           , 199_

                                                    /s/  J. Michael Losh
--------------------------------------            --------------------------------------
Richard J. Miller                                 J. Michael Losh
Vice President, Acting Chief Financial Officer,   Director                , 199_
Controller and Principal Accounting Officer
                                   , 199_

  /s/  Aleksander Erdeljan                          /s/  George R. Manser
--------------------------------------            --------------------------------------
Aleksander Erdeljan                               George R. Manser
Director                           , 199_         Director                , 199_


  /s/  John F. Finn                                 /s/  John B. McCoy
--------------------------------------            --------------------------------------
John F. Finn                                      John B. McCoy
Director                           , 199_         Director                , 199_


  /s/  Robert L. Gerbig                             /s/  Jerry E. Robertson
--------------------------------------            --------------------------------------
Robert L. Gerbig                                  Jerry E. Robertson
Director                           , 199_         Director               , 199_


  /s/  John F. Havens                               /s/  L. Jack Van Fossen
--------------------------------------            --------------------------------------
John F. Havens                                    L. Jack Van Fossen
Director                           , 199_         Director               , 199_


  /s/  Regina E. Herzlinger                         /s/  Melburn G. Whitmire
--------------------------------------            --------------------------------------
Regina E. Herzlinger                              Melburn G. Whitmire
Director                           , 199_         Director               , 199_





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